UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Annual report for the year ended October 31, 2018

Capturing the growth potential
of developing economies.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with American Funds or through your financial intermediary.

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended September 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–5.03%	3.15%	5.22%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.00% for Class A shares as of the prospectus dated January 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

7	Summary investment portfolio

12	Financial statements

33	Board of directors and other officers

Fellow investors:

It was a turbulent period for developing-country stock markets and currencies during New World Fund’s past fiscal year. A rebound in the U.S. dollar, decelerating momentum in China’s economy and rising U.S. interest rates hurt sentiment, along with bouts of political turmoil in certain countries.

Against this backdrop, the fund declined 8.73% for the 12 months ended October 31, 2018, assuming reinvestment of the 63 cents a share dividend and 64 cents a share capital gain paid in December 2017.

New World Fund fared better than the unmanaged MSCI Emerging Markets Index, which fell 12.52%. While the fund’s result outpaced broad emerging markets returns, it trailed its primary benchmark — the unmanaged MSCI ACWI (All Country World Index), which lost 0.52% over the 12-month period. The fund lagged the MSCI ACWI partly due to holding far fewer U.S. stocks than the index; U.S. stocks had strong returns compared to other global markets during the fund’s fiscal period.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of developing-country issuers.

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets. As can be seen in the table below, the fund’s lifetime results compare favorably to the MSCI ACWI, which represents the range of investable companies, and the MSCI EM Index, the closest benchmark to the fund’s objective of benefiting from significant exposure to developing economies and markets.

Results at a glance

For periods ended October 31, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	–8.73%	2.24%	8.17%	7.34%
MSCI ACWI (All Country World Index)	–0.52	6.15	9.75	4.51
MSCI EM (Emerging Markets) Index	–12.52	0.78	7.84	6.88
J.P. Morgan Emerging Markets Bond Index Global Diversified	–4.39	4.35	9.20	8.89

Because New World Fund invests in companies based in both the developed and developing worlds as well as emerging markets bonds, it uses the MSCI ACWI (All Country World Index), MSCI EM (Emerging Markets) Index and J.P. Morgan Emerging Markets Bond Index Global Diversified as benchmarks. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets by domicile on October 31, 2018

Developed-country equities	47.6%

The Americas
United States	16.8
Canada	1.3

Asia
Japan	5.1
Hong Kong	3.3
South Korea	2.7
Taiwan	2.0
Australia	.7
New Zealand	.1

Europe
United Kingdom	4.8
France	4.1
Switzerland	1.7
Germany	1.5
Spain	1.0
Denmark	.9
Netherlands	.6
Italy	.4
Sweden	.2
Norway	.1
Ireland	.1
Belgium	.1

Africa/Middle East
Israel	.1

Developing-country equities	36.7%

The Americas
Brazil	8.2
Mexico	1.1
Argentina	.2
Peru	.2
Republic of Colombia	.1

Asia
China	13.1
India	7.5
Philippines	1.5
Indonesia	.6
Thailand	.3
Vietnam	.2
Malaysia	.1

Europe
Russian Federation	1.2
Greece	.3
Turkey	.3
Hungary	.1

Africa/Middle East
South Africa	1.5
United Arab Emirates	.1
Qatar	.1

Developing-country bonds	4.8%

The Americas
Argentina	.5
Mexico	.5
Brazil	.4
Dominican Republic	.2
Paraguay	.1
Panama	.1
Republic of Colombia	.1
Guatemala	.1
Honduras	.1
Peru	.1
Venezuela	.1

Asia
Indonesia	.3
Pakistan	.2
Sri Lanka	.1
India	.1
Kazakhstan	.1

Europe
Turkey	.4
Russian Federation	.2
Romania	.1

Africa/Middle East
Egypt	.2
South Africa	.2
Nigeria	.1
Morocco	.1
Saudi Arabia	.1
Kenya	.1
Qatar	.1
Cote D’Ivoire	.1

Short-term securities & other assets less liabilities	10.9%

Total	100.0%

2	New World Fund

Developed- and developing-country stocks

Global equity markets were mixed during the 12-month period. U.S. stocks outpaced most developed markets on strong economic growth and solid corporate earnings. European markets fell amid a slowdown in the 19-member Eurozone and worries about the impact of global trade tariffs on Europe’s trade-dependent economy. Emerging markets suffered the most, hurt by the dollar’s rally, escalating U.S.-China trade frictions and slower growth for several large technology firms in the benchmark EM index.

During the period, the dollar’s rebound roiled emerging debt markets, especially countries with higher levels of dollar debt such as Turkey and Argentina. Sovereign bonds issued in U.S. dollars fell and those denominated in local currencies generated negative returns for U.S.-dollar-based investors.

Chinese stocks fell 16.73%, led by sharp declines among companies in the information technology and consumer discretionary sectors. China reported weaker economic data from April through September following tighter credit measures by government leaders aimed at reducing debt and curbing risks in the country’s financial system. As growth weakened and concerns heightened over U.S. trade talks, Chinese leaders scrambled to shore up market confidence through policies to increase liquidity in the economy, proposed tax cuts for individuals and actions to help privately listed companies.

Indian equities lost 12.42%. India is a large oil importer and higher oil prices increased the country’s current account deficit. Another issue that raised doubts about the economy’s momentum was the number of nonperforming loans among state-owned banks and non-bank lenders. Also making investors more cautious: Upcoming national elections in 2019 and relative valuations for Indian equities compared with other developing markets. Adding to these pressures was a growing conflict between India’s central bank and the country’s ruling party over interest rate policy. Challenging conditions hit the rupee, which slumped to record lows against the dollar and declined as much as Indian stocks.

Brazilian stocks finished with a 4.76% gain, supported by strong returns in the material and energy sectors. But it was a challenging period marked by wild swings in equity prices. While Brazil climbed out of its worst recession since the 1930s, moves to push through much-needed fiscal reforms stalled and economic growth remained meager. The dollar’s rally and political uncertainty ahead of Brazil’s presidential election also kept market confidence fragile. However, equities bounced back late in the period as right-wing candidate Jair Bolsonaro won the election in October. Bolsonaro has voiced his hope of reforming Brazil’s pension system and tackling other measures to revive growth.

Inside the portfolio

Brazilian commodities producers were the biggest contributors to portfolio returns.

Shares of state-owned energy giant Petrobras soared, benefitting from higher oil prices, progress made on reducing its heavy debt load and increasing profitability. The company also finalized legal settlements with authorities in Brazil and the U.S. stemming from a longstanding corruption probe that had previously weighed on its stock. Shares of mining giant Vale gained, bolstered by strong demand from China for its higher quality iron ore used to make steel. With improving cash flow and a stronger balance sheet, Vale also unveiled a disciplined dividend policy and program for share repurchases.

Among companies based in developed markets, Airbus and Mastercard were among the leading contributors to fund returns. Shares of French plane maker Airbus rose on rising orders for its jets from commercial airlines based in emerging countries and other parts of the world. While the company has struggled to meet delivery targets, Airbus is anticipated to generate strong cash flow in the future. U.S.-based Mastercard rose as the global payments processor issued a string of positive earnings reports.

Investment in Chinese natural gas distributor ENN Energy Holdings helped. ENN shares advanced on the company’s rising sales to commercial and residential customers. Business was boosted by

New World Fund	3

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Country breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	17%	56%
■	Canada	1	3
■	Europe	16	19
■	Japan	5	7
■	Asia-Pacific ex. Japan	4	4
■	Emerging Markets	41	11
■	Cash & Equivalents	11	—
■	Fixed Income	5	—
	Total	100%	100%

Country breakdown by revenue equity (%)

	Country/Region	Fund	Index
■	United States	19%	41%
■	Canada	1	3
■	Europe	13	17
■	Japan	4	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging Markets	60	28
	Total	100%	100%

Source: Capital Group (as of October 31, 2018).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets.

All figures include convertible securities.

China’s campaign to reduce the use of coal to help clean up the environment.

In contrast, certain technology-related investments declined.

Shares of Taiwan Semiconductor Manufacturing, the world’s largest contract chipmaker, fell after lowering its sales targets due to inventory adjustments at customers and a sluggish smartphone market; the decline came after a steady eight-year run for the stock and Taiwan Semiconductor still sees promising demand for chips other than smartphones, such as processors used in artificial intelligence applications. Similarly, shares of smartphone and semiconductor maker Samsung Electronics retreated after a two-year rally. The South Korean company was hurt by market fears that prices for memory chips used in computer servers and electronic devices would decline from elevated levels. Additionally, questions emerged about the strength of smartphone sales heading into the 2018 holiday season.

Shares of Chinese e-commerce giant Alibaba declined after climbing to record highs. The stock pulled back as the company reported profit margin pressure from increased business investments and signs that China’s trade dispute with the U.S. was beginning to impact consumer spending in China.

U.K.-based British American Tobacco also detracted from fund returns. Shares slumped on proposed plans by U.S. regulators to reduce nicotine levels

4	New World Fund

in cigarettes, as well as stiff competition in the electronic cigarette market that includes alternatives such as vaporizers.

During the 12-month period, bond investments declined but outpaced the benchmark. Currency exposure weighed on results, while individual bond selection helped returns. As of October 31, 2018, the fund was invested in bonds from more than 25 developing countries, representing 4.8% of the fund’s total assets.

As of October 31, 2018, developing-country equities and bonds accounted for 41.5% of the fund’s net assets.

The portion of net assets invested in developed-country equities was 47.6%. Holdings in cash and cash-like securities amounted to 10.9%; this position is a reflection of decisions made by individual portfolio managers to hold cash as part of their investment strategy.

Looking forward

As this is written, there is uncertainty about the pace of global growth and what effect tightening monetary policy in the U.S. and a protracted U.S.-China trade dispute will have on companies in developed and developing markets.

In this environment, our investment team remains centered on individual companies, particularly those with stronger balance sheets and those addressing broad secular trends with long runways for growth in emerging markets. The developing-country universe includes a truly diverse set of nations, markets and businesses, and it is our belief that comprehensive, company-by-company research helps us identify those firms that should thrive in the years ahead.

While volatility is likely to continue in the coming months, we believe longer term trends such as the growth of mobile commerce, an expanding consumer class in Asia and increasing smartphone usage look sustainable. We also believe corporate fundamentals in developing countries look encouraging, with profits for emerging markets companies still projected to grow by double digits in 2019.

Currently, portfolio managers have significant exposure to technology-oriented and consumer companies based in China, the U.S. and greater Asia that they believe are positioned to prosper from the growth of mobile services in the developing world, increased desire to travel and widening demand for specialty semiconductors used in artificial intelligence and advanced manufacturing processes. Equity investments in information technology companies remain elevated; however managers trimmed some larger positions on valuation concerns in the wake of strong share gains in previous years.

Financial-related companies are another core portfolio holding. Managers are constructive on certain private sector banks in India that should benefit from changes in India’s bankruptcy laws and should continue to take more market share from less nimble state-owned banks. Another area of focus is companies targeting growing demand for insurance products and personal banking services among consumers in Asia, especially China.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Nick Grace

Carl Kawaja

Rob Lovelace

Co-presidents

December 13, 2018

For current information about the fund, visit americanfunds.com.

New World Fund	5

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2018)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends and reinvested capital gains distributions.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2018)*

	1 year	5 years	10 years	Lifetime

Class A shares	–13.97%	1.03%	7.54%	7.01%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

6	New World Fund

Summary investment portfolio October 31, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	16.83%
China	13.15
Brazil	8.55
Eurozone*	8.19
India	7.61
Japan	5.09
United Kingdom	4.79
Hong Kong	3.34
South Korea	2.70
Other countries	18.87
Short-term securities & other assets less liabilities	10.88
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 84.22%	Shares	Value (000)
Information technology 13.63%
Taiwan Semiconductor Manufacturing Co., Ltd.	71,463,500	$540,428
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	53,340
Samsung Electronics Co., Ltd.	10,586,060	393,883
Mastercard Inc., Class A	1,854,500	366,579
Microsoft Corp.	2,861,000	305,583
Broadcom Inc.	1,127,596	252,006
Micron Technology, Inc.[1]	6,580,000	248,198
Murata Manufacturing Co., Ltd.	1,555,800	236,676
PagSeguro Digital Ltd., Class A1	8,097,812	218,560
SK hynix, Inc.	3,325,000	198,995
Amadeus IT Group SA, Class A, non-registered shares	2,389,892	192,678
Keyence Corp.	392,500	192,363
Visa Inc., Class A	1,258,900	173,539
Other securities		1,186,950
		4,559,778

Consumer discretionary 12.76%
Alibaba Group Holding Ltd. (ADR)[1]	3,077,465	437,862
MercadoLibre, Inc.	677,100	219,719
LVMH Moët Hennessy-Louis Vuitton SE	706,200	215,007
Booking Holdings Inc.[1]	109,696	205,634
Ctrip.com International, Ltd. (ADR)[1]	5,961,900	198,412
Marriott International, Inc., Class A	1,520,100	177,684
Other securities		2,813,845
		4,268,163

Financials 12.59%
AIA Group Ltd.	60,792,800	460,096
HDFC Bank Ltd.	16,114,879	416,629
HDFC Bank Ltd. (ADR)	332,000	29,518
Kotak Mahindra Bank Ltd.	21,588,669	326,742
China Construction Bank Corp., Class H	297,693,000	236,121
ICICI Bank Ltd.	37,551,221	180,278
ICICI Bank Ltd. (ADR)	3,166,980	30,055
Sberbank of Russia PJSC (ADR)	16,918,143	199,312
Itaú Unibanco Holding SA, preferred nominative	9,647,696	127,677
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,449,000	58,593
B3 SA - Brasil, Bolsa, Balcao	25,181,700	179,584
Bank Central Asia Tbk PT	104,838,500	163,094
Other securities		1,804,621
		4,212,320

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Health care 8.12%
Thermo Fisher Scientific Inc.	863,520	$201,761
CSL Ltd.	1,437,823	191,421
Hypera SA, ordinary nominative	21,354,500	170,882
Other securities		2,152,161
		2,716,225

Industrials 7.27%
Airbus SE, non-registered shares	2,706,301	299,510
Shanghai International Airport Co., Ltd., Class A	37,719,379	267,991
International Container Terminal Services, Inc.[2]	109,941,420	185,958
Other securities		1,677,989
		2,431,448

Consumer staples 7.19%
JBS SA, ordinary nominative	119,297,700	328,578
British American Tobacco PLC	6,514,500	282,571
Nestlé SA	3,077,673	260,112
Other securities		1,532,605
		2,403,866

Materials 6.75%
Vale SA, ordinary nominative	14,996,752	228,528
Vale SA, ordinary nominative (ADR)	10,413,659	157,246
First Quantum Minerals Ltd.	24,635,800	245,900
Other securities		1,627,265
		2,258,939

Communication services 5.73%
Alphabet Inc., Class C1	409,276	440,696
Alphabet Inc., Class A1	118,464	129,195
Tencent Holdings Ltd.	12,694,500	432,218
Naspers Ltd., Class N	1,039,300	182,652
Other securities		733,518
		1,918,279

Energy 5.56%
Reliance Industries Ltd.	40,840,100	586,132
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	20,173,987	327,827
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	5,505,401	81,590
Royal Dutch Shell PLC, Class B	5,748,365	188,465
Royal Dutch Shell PLC, Class B (ADR)	349,700	22,979
Other securities		653,756
		1,860,749

Utilities 2.60%
ENN Energy Holdings Ltd.	41,373,000	351,636
China Gas Holdings Ltd.	84,386,066	266,869
China Resources Gas Group Ltd.	46,710,000	178,693
Other securities		73,809
		871,007

Real estate 1.04%
Other securities		346,789

Miscellaneous 0.98%
Other common stocks in initial period of acquisition		328,392

Total common stocks (cost: $23,246,141,000)		28,175,955

Preferred securities 0.00%
Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		265

Total preferred securities (cost: $267,000)		265

8	New World Fund

Rights & warrants 0.21%	Shares	Value (000)
Other 0.21%
Other securities		$69,835

Total rights & warrants (cost: $57,036,000)		69,835

Convertible stocks 0.04%
Health care 0.04%
Other securities		13,617

Total convertible stocks (cost: $19,790,000)		13,617

Bonds, notes & other debt instruments 4.65%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 3.94%
Other securities		1,318,782

Corporate bonds & notes 0.71%
Materials 0.06%
Vale SA 6.25%–6.88% 2026–2039	$18,430	20,381

Other 0.65%
Other securities		216,639

Total corporate bonds & notes		237,020
Total bonds, notes & other debt instruments (cost: $1,648,671,000)		1,555,802

Short-term securities 10.59%
Federal Home Loan Bank 1.93%–2.35% due 11/1/2018–3/6/2019	671,200	669,090
Swedbank AB 2.17%–2.48% due 11/1/2018–2/13/2019	167,100	166,352
Toronto-Dominion Bank 2.09%–2.50% due 11/7/2018–2/15/2019[3]	225,000	224,239
U.S. Treasury Bills 1.99%–2.41% due 11/1/2018–4/18/2019	346,400	345,257
Other securities		2,137,338

Total short-term securities (cost: $3,539,517,000)		3,542,276
Total investment securities 99.71% (cost: $28,511,422,000)		33,357,750
Other assets less liabilities 0.29%		97,607

Net assets 100.00%		$33,455,357

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $44,879,000, an aggregate cost of $49,120,000, and which represented .13% of the net assets of the fund) was acquired on 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2018 (000)
USD9,402	EUR8,160	JPMorgan Chase	11/9/2018	$153
USD8,120	MXN152,527	Morgan Stanley	11/15/2018	630
USD12,438	ZAR177,560	Citibank	11/16/2018	426
USD12,409	BRL46,900	JPMorgan Chase	11/16/2018	(171)
USD8,344	INR623,625	Citibank	11/19/2018	(70)
USD16,362	BRL61,300	Goldman Sachs	11/19/2018	(76)
USD11,380	MXN215,000	Citibank	11/20/2018	832

New World Fund	9

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2018 (000)
USD5,412	GBP4,098	Goldman Sachs	11/20/2018	$169
GBP4,098	USD5,422	Goldman Sachs	11/20/2018	(179)
USD17,182	GBP13,135	Goldman Sachs	11/28/2018	372
USD17,887	INR1,320,000	Citibank	11/29/2018	101
USD16,433	INR1,209,550	Citibank	12/6/2018	149
USD4,338	EUR3,465	Citibank	12/13/2018	398
USD3,885	EUR3,220	Bank of America, N.A.	12/13/2018	224
USD241	EUR200	Bank of America, N.A.	12/13/2018	13
USD29,047	BRL109,970	Goldman Sachs	1/10/2019	(321)
USD6,096	EUR4,810	Citibank	3/6/2019	584
USD7,017	EUR5,485	Goldman Sachs	3/8/2019	730
USD3,606	EUR2,850	Goldman Sachs	3/8/2019	339
USD16,632	EUR13,100	JPMorgan Chase	3/15/2019	1,607
USD4,098	EUR3,225	Goldman Sachs	4/12/2019	390
				$6,300

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 10/31/2018 (000)
Common stocks 1.02%
Financials 0.00%
Grupo Financiero Galicia SA, Class B (ADR)[4]	5,911,217	1,342,848	6,573,365	680,700	$(54,543)	$(113,844)	$2,521	$—

Industrials 0.56%
International Container Terminal Services, Inc.	110,891,000	12,275,000	13,224,580	109,941,420	(2,693)	(35,241)	5,334	185,958

Energy 0.46%
Energean Oil & Gas PLC[1]	—	9,900,000	—	9,900,000	—	16,685	—	79,468
Gulf Keystone Petroleum Ltd.[1]	14,423,264	142,871	—	14,566,135	—	(9,872)	—	41,426
Gulf Keystone Petroleum Ltd.[1,3,5]	142,871	—	142,871	—	—	31,130	—	—
Indus Gas Ltd.[1]	10,429,272	—	—	10,429,272	—	(15,899)	—	34,660
Ophir Energy PLC[1,4]	45,823,577	—	45,823,577	—	(109,032)	92,923	—	—
Kosmos Energy Ltd.[1,4]	28,140,493	—	9,280,493	18,860,000	3,003	(32,527)	—	—
								155,554
Total 1.02%					$(163,265)	$(66,645)	$7,855	$341,512

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,474,228,000, which represented 7.40% of the net assets of the fund.
[4]	Unaffiliated issuer at 10/31/2018.
[5]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $421,667,000, which represented 1.26% of the net assets of the fund.

10	New World Fund

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

EUR = Euros

GBP = British pounds

INR = Indian rupees

MXN = Mexican pesos

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements

New World Fund	11

Financial statements

Statement of assets and liabilities
at October 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $28,152,652)	$33,016,238
Affiliated issuers (cost: $358,770)	341,512	$33,357,750
Cash		34,321
Cash denominated in currencies other than U.S. dollars (cost: $66,954)		66,648
Unrealized appreciation on open forward currency contracts		7,117
Receivables for:
Sales of investments	270,362
Sales of fund’s shares	52,782
Dividends and interest	63,163
Other	8,947	395,254
		33,861,090
Liabilities:
Unrealized depreciation on open forward currency contracts		817
Payables for:
Purchases of investments	328,309
Repurchases of fund’s shares	38,913
Closed forward currency contracts	169
Investment advisory services	15,376
Services provided by related parties	6,460
Directors’ deferred compensation	2,714
Other	12,975	404,916
Net assets at October 31, 2018		$33,455,357

Net assets consist of:
Capital paid in on shares of capital stock		$27,972,427
Total distributable earnings		5,482,930
Net assets at October 31, 2018		$33,455,357

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (564,466 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$11,409,979	192,187		$59.37
Class C	713,130	12,508		57.02
Class T	10	—	*	59.39
Class F-1	1,017,219	17,254		58.95
Class F-2	9,250,053	155,863		59.35
Class F-3	3,021,870	50,750		59.54
Class 529-A	787,807	13,392		58.83
Class 529-C	116,954	2,047		57.14
Class 529-E	35,404	607		58.32
Class 529-T	11	—	*	59.37
Class 529-F-1	73,337	1,245		58.90
Class R-1	28,244	494		57.18
Class R-2	282,469	4,939		57.19
Class R-2E	25,458	435		58.48
Class R-3	584,658	10,014		58.39
Class R-4	730,239	12,371		59.03
Class R-5E	16,231	275		58.94
Class R-5	267,700	4,487		59.67
Class R-6	5,094,584	85,598		59.52

*	Amount less than one thousand.

See notes to financial statements

12	New World Fund

Statement of operations
for the year ended October 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $46,979; also includes $7,855 from affiliates)	$554,485
Interest (net of non-U.S. taxes of $590)	165,433	$719,918
Fees and expenses*:
Investment advisory services	189,890
Distribution services	56,354
Transfer agent services	40,446
Administrative services	12,742
Reports to shareholders	1,860
Registration statement and prospectus	1,429
Directors’ compensation	680
Auditing and legal	280
Custodian	9,048
State and local taxes	3
Other	2,478
Total fees and expenses before waiver	315,210
Less investment advisory services waiver	14
Total fees and expenses after waiver		315,196
Net investment income		404,722

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,446):
Unaffiliated issuers	638,974
Affiliated issuers	(163,265)
Forward currency contracts	10,214
Currency transactions	(4,255)	481,668
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $9,652):
Unaffiliated issuers	(4,089,988)
Affiliated issuers	(66,645)
Forward currency contracts	4,403
Currency translations	7,103	(4,145,127)
Net realized gain and unrealized depreciation		(3,663,459)
Net decrease in net assets resulting from operations		$(3,258,737)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

New World Fund	13

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2018	2017
Operations:
Net investment income	$404,722	$293,029
Net realized gain	481,668	741,973
Net unrealized (depreciation) appreciation	(4,145,127)	5,366,070
Net (decrease) increase in net assets resulting from operations	(3,258,737)	6,401,072

Distributions paid to shareholders	(691,469)	(246,270)

Net capital share transactions	3,855,987	2,662,072

Total (decrease) increase in net assets	(94,219)	8,816,874

Net assets:
Beginning of year	33,549,576	24,732,702
End of year	$33,455,357	$33,549,576

See notes to financial statements

14	New World Fund

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

New World Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

16	New World Fund

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,559,778	$—	$—	$4,559,778
Consumer discretionary	4,206,414	61,749	—	4,268,163
Financials	4,128,273	84,047	—	4,212,320
Health care	2,574,719	35,309	106,197	2,716,225
Industrials	2,431,448	—	—	2,431,448
Consumer staples	2,403,866	—	—	2,403,866
Materials	2,229,030	29,909	—	2,258,939
Communication services	1,918,279	—	—	1,918,279
Energy	1,860,749	—	—	1,860,749
Utilities	871,007	—	—	871,007
Real estate	326,050	20,687	52	346,789
Miscellaneous	328,392	—	—	328,392
Preferred securities	—	265	—	265
Rights & warrants	—	69,835	—	69,835
Convertible stocks	—	13,617	—	13,617
Bonds, notes & other debt instruments	—	1,555,802	—	1,555,802
Short-term securities	—	3,542,276	—	3,542,276
Total	$27,838,005	$5,413,496	$106,249	$33,357,750

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$7,117	$—	$7,117
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(817)	—	(817)
Total	$—	$6,300	$—	$6,300

*	Forward currency contracts are not included in the investment portfolio.

New World Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than

18	New World Fund

higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $318,704,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$7,117	Unrealized depreciation on open forward currency contracts	$817
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	169
			$7,117		$986

New World Fund	19

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$10,214	Net unrealized appreciation on forward currency contracts	$4,403

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$237	$(153)	$—	$—	$84
Citibank	2,489	(86)	—	(1,360)	1,043
Goldman Sachs	2,001	(576)	—	(1,090)	335
JPMorgan Chase	1,760	(171)	(1,036)	—	553
Morgan Stanley	630	—	—	(630)	—
Total	$7,117	$(986)	$(1,036)	$(3,080)	$2,015
Liabilities:
Bank of America, N.A.	$153	$(153)	$—	$—	$—
Citibank	86	(86)	—	—	—
Goldman Sachs	576	(576)	—	—	—
JPMorgan Chase	171	(171)	—	—	—
Total	$986	$(986)	$—	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

20	New World Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2018, the fund reclassified $101,676,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$338,439
Undistributed long-term capital gains	402,808
Gross unrealized appreciation on investments	6,857,785
Gross unrealized depreciation on investments	(2,112,049)
Net unrealized appreciation on investments	4,745,736
Cost of investments	28,618,314

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2018						Year ended October 31, 2017
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class A	$123,643		$125,153		$248,796		$96,262	$—	$96,262
Class B1							—	—	—
Class C	2,034		8,456		10,490		737	—	737
Class T2	—	[3]	—	[3]	—	[3]	—	—	—
Class F-1	13,479		13,486		26,965		10,271	—	10,271
Class F-2	100,893		79,594		180,487		80,841	—	80,841
Class F-3[4]	35,197		25,470		60,667		—	—	—
Class 529-A	8,400		8,722		17,122		6,021	—	6,021
Class 529-B1							—	—	—
Class 529-C	—		1,406		1,406		161	—	161
Class 529-E	300		398		698		220	—	220
Class 529-T2	—	[3]	—	[3]	—	[3]	—	—	—
Class 529-F-1	669		575		1,244		470	—	470
Class R-1	86		330		416		47	—	47
Class R-2	1,131		3,455		4,586		745	—	745
Class R-2E	187		234		421		66	—	66
Class R-3	5,171		6,802		11,973		3,662	—	3,662
Class R-4	8,570		8,033		16,603		5,875	—	5,875
Class R-5E	80		58		138		4	—	4
Class R-5	3,760		2,910		6,670		3,670	—	3,670
Class R-6	59,486		43,301		102,787		37,218	—	37,218
Total	$363,086		$328,383		$691,469		$246,270	$—	$246,270

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

New World Fund	21

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of average daily net assets and decreasing to 0.485% on such assets in excess of $27 billion. On December 5, 2017, the fund’s board of directors approved an amended investment advisory and service agreement effective February 1, 2018, decreasing the annual rate to 0.480% on average daily net assets in excess of $34 billion. CRMC voluntarily reduced investment advisory services fees to the approved rates in advance of the effective date. For the year ended October 31, 2018, total investment advisory services fees waived by CRMC were $14,000. As a result, the fee of $189,890,000 shown on the statement of operations was reduced to $189,876,000, both of which were equivalent to an annualized rate of 0.527% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by

22	New World Fund

Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$32,517	$22,243		$ 1,318		Not applicable
Class C	8,405	1,426		421		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,304	1,802		662		Not applicable
Class F-2	Not applicable	9,287		4,608		Not applicable
Class F-3	Not applicable	346		1,497		Not applicable
Class 529-A	1,973	1,373		455		$601
Class 529-C	1,407	223		71		94
Class 529-E	204	34		21		27
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	93		32		41
Class R-1	329	51		16		Not applicable
Class R-2	2,524	1,202		169		Not applicable
Class R-2E	160	57		13		Not applicable
Class R-3	3,462	1,141		347		Not applicable
Class R-4	2,069	867		414		Not applicable
Class R-5E	Not applicable	16		6		Not applicable
Class R-5	Not applicable	175		156		Not applicable
Class R-6	Not applicable	110		2,536		Not applicable
Total class-specific expenses	$56,354	$40,446		$12,742		$763

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $680,000 in the fund’s statement of operations reflects $515,000 in current fees (either paid in cash or deferred) and a net increase of $165,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund has purchased from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2018, the fund engaged in such purchase and sale transactions with related funds in the amounts of $518,069,000 and $604,722,000, respectively.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2018.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment

New World Fund	23

fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2018.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of						Net (decrease)
	Sales[1]			distributions				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2018

Class A	$1,402,081	20,994		$243,994		3,676		$(1,895,888)	(28,909)	$(249,813)	(4,239)
Class C	145,539	2,254		10,412		162		(208,071)	(3,255)	(52,120)	(839)
Class T	—	—		—		—		—	—	—	—
Class F-1	401,034	6,048		26,715		405		(695,110)	(10,562)	(267,361)	(4,109)
Class F-2	4,076,901	61,689		174,441		2,635		(2,026,287)	(30,695)	2,225,055	33,629
Class F-3	1,275,346	19,181		56,462		851		(457,059)	(6,918)	874,749	13,114
Class 529-A	141,365	2,137		17,116		260		(142,255)	(2,193)	16,226	204
Class 529-C	18,435	286		1,406		22		(62,795)	(978)	(42,954)	(670)
Class 529-E	4,746	73		698		11		(6,463)	(100)	(1,019)	(16)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	33,024	524		1,244		19		(11,542)	(176)	22,726	367
Class R-1	10,053	155		416		7		(11,013)	(171)	(544)	(9)
Class R-2	82,217	1,277		4,579		71		(119,190)	(1,861)	(32,394)	(513)
Class R-2E	14,309	217		421		7		(9,305)	(143)	5,425	81
Class R-3	209,291	3,186		11,929		182		(257,055)	(3,944)	(35,835)	(576)
Class R-4	278,374	4,210		16,603		251		(265,514)	(4,028)	29,463	433
Class R-5E	19,021	288		138		2		(3,088)	(48)	16,071	242
Class R-5	109,880	1,644		6,642		100		(244,060)	(3,669)	(127,538)	(1,925)
Class R-6	2,023,272	30,429		100,970		1,522		(648,392)	(9,819)	1,475,850	22,132
Total net increase (decrease)	$10,244,888	154,592		$674,186		10,183		$(7,063,087)	(107,469)	$3,855,987	57,306

Year ended October 31, 2017

Class A	$1,311,682	22,501		$94,135		1,849		$(1,985,569)	(34,785)	$(579,752)	(10,435)
Class B3	71	1		—		—		(13,587)	(255)	(13,516)	(254)
Class C	143,774	2,540		730		15		(235,710)	(4,257)	(91,206)	(1,702)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	471,833	8,205		10,148		201		(518,745)	(9,025)	(36,764)	(619)
Class F-2	3,509,482	60,789		77,437		1,525		(3,433,885)	(59,133)	153,034	3,181
Class F-3[5]	2,396,310	40,210		—		—		(161,909)	(2,574)	2,234,401	37,636
Class 529-A	84,382	1,469		6,020		120		(98,553)	(1,725)	(8,151)	(136)
Class 529-B3	9	—	[2]	—		—		(2,172)	(41)	(2,163)	(41)
Class 529-C	17,400	312		161		3		(24,924)	(448)	(7,363)	(133)
Class 529-E	4,336	76		220		4		(4,941)	(88)	(385)	(8)
Class 529-T4	10	—	[2]	—		—		—	—	10	— [2]
Class 529-F-1	11,696	203		470		9		(9,258)	(161)	2,908	51
Class R-1	7,924	140		47		1		(10,764)	(195)	(2,793)	(54)
Class R-2	89,156	1,591		744		15		(119,526)	(2,149)	(29,626)	(543)
Class R-2E	17,971	312		66		1		(4,184)	(72)	13,853	241
Class R-3	226,729	3,965		3,649		73		(180,878)	(3,158)	49,500	880
Class R-4	307,153	5,420		5,874		116		(194,184)	(3,388)	118,843	2,148
Class R-5E	2,089	36		4		—	[2]	(190)	(3)	1,903	33
Class R-5	137,739	2,356		3,659		72		(89,469)	(1,546)	51,929	882
Class R-6	1,494,350	25,595		37,204		731		(724,154)	(12,285)	807,400	14,041
Total net increase (decrease)	$10,234,106	175,721		$240,568		4,735		$(7,812,602)	(135,288)	$2,662,072	45,168

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

24	New World Fund

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,740,897,000 and $12,043,253,000, respectively, during the year ended October 31, 2018.

New World Fund	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class A:
10/31/2018	$66.29	$.66	$(6.31)	$(5.65)	$(.63)	$(.64)	$(1.27)	$59.37	(8.73)%	$11,410		.99%		.99%		1.00%
10/31/2017	53.67	.55	12.55	13.10	(.48)	—	(.48)	66.29	24.66	13,022		1.04		1.04		.94
10/31/2016	51.37	.52	2.08	2.60	(.30)	—	(.30)	53.67	5.10	11,103		1.07		1.07		1.03
10/31/2015	59.28	.49	(5.28)	(4.79)	(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532		1.04		1.04		.89
10/31/2014	59.37	.76	.33	1.09	(.57)	(.61)	(1.18)	59.28	1.86	13,217		1.03		1.03		1.28
Class C:
10/31/2018	63.75	.13	(6.07)	(5.94)	(.15)	(.64)	(.79)	57.02	(9.45)	713		1.79		1.79		.20
10/31/2017	51.60	.08	12.12	12.20	(.05)	—	(.05)	63.75	23.68	851		1.84		1.84		.14
10/31/2016	49.48	.10	2.02	2.12	—	—	—	51.60	4.26	777		1.88		1.88		.21
10/31/2015	57.18	.04	(5.09)	(5.05)	(.02)	(2.63)	(2.65)	49.48	(9.04)	862		1.84		1.84		.08
10/31/2014	57.34	.27	.32	.59	(.14)	(.61)	(.75)	57.18	1.04	1,047		1.84		1.84		.47
Class T:
10/31/2018	66.35	.78	(6.32)	(5.54)	(.78)	(.64)	(1.42)	59.39	(8.57)[5]	—	[6]	.79	[5]	.79	[5]	1.18	[5]
10/31/2017[7,8]	57.00	.44	8.91	9.35	—	—	—	66.35	16.40 [5,9]	—	[6]	.85	[5,10]	.85	[5,10]	1.27	[5,10]
Class F-1:
10/31/2018	65.85	.65	(6.27)	(5.62)	(.64)	(.64)	(1.28)	58.95	(8.75)	1,017		1.00		1.00		.98
10/31/2017	53.31	.56	12.46	13.02	(.48)	—	(.48)	65.85	24.69	1,407		1.02		1.02		.97
10/31/2016	51.03	.50	2.10	2.60	(.32)	—	(.32)	53.31	5.14	1,172		1.03		1.03		1.00
10/31/2015	58.83	.49	(5.24)	(4.75)	(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594		1.02		1.02		.91
10/31/2014	58.96	.79	.29	1.08	(.60)	(.61)	(1.21)	58.83	1.87	1,791		1.02		1.02		1.34
Class F-2:
10/31/2018	66.27	.85	(6.32)	(5.47)	(.81)	(.64)	(1.45)	59.35	(8.49)	9,250		.72		.72		1.28
10/31/2017	53.69	.71	12.53	13.24	(.66)	—	(.66)	66.27	25.02	8,100		.75		.75		1.22
10/31/2016	51.39	.71	2.06	2.77	(.47)	—	(.47)	53.69	5.45	6,392		.76		.76		1.39
10/31/2015	59.34	.64	(5.28)	(4.64)	(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006		.76		.76		1.18
10/31/2014	59.46	.90	.34	1.24	(.75)	(.61)	(1.36)	59.34	2.12	3,624		.75		.75		1.51
Class F-3:
10/31/2018	66.49	.91	(6.34)	(5.43)	(.88)	(.64)	(1.52)	59.54	(8.40)	3,022		.63		.63		1.38
10/31/2017[7,11]	54.47	.65	11.37	12.02	—	—	—	66.49	22.07 [9]	2,503		.65	[10]	.65	[10]	1.38	[10]
Class 529-A:
10/31/2018	65.72	.62	(6.26)	(5.64)	(.61)	(.64)	(1.25)	58.83	(8.78)	788		1.05		1.05		.95
10/31/2017	53.22	.52	12.43	12.95	(.45)	—	(.45)	65.72	24.60	867		1.09		1.09		.89
10/31/2016	50.93	.49	2.07	2.56	(.27)	—	(.27)	53.22	5.05	709		1.13		1.13		.97
10/31/2015	58.81	.44	(5.23)	(4.79)	(.46)	(2.63)	(3.09)	50.93	(8.38)	709		1.11		1.11		.82
10/31/2014	58.92	.71	.33	1.04	(.54)	(.61)	(1.15)	58.81	1.79	793		1.10		1.10		1.21

26	New World Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class 529-C:
10/31/2018	$63.76	$.09	$(6.07)	$(5.98)	$—	$(.64)	$(.64)	$57.14	(9.49)%	$117		1.83%		1.83%		.14%
10/31/2017	51.64	.06	12.12	12.18	(.06)	—	(.06)	63.76	23.61	173		1.88		1.88		.11
10/31/2016	49.55	.09	2.00	2.09	—	—	—	51.64	4.22	147		1.92		1.92		.18
10/31/2015	57.25	.01	(5.08)	(5.07)	—	(2.63)	(2.63)	49.55	(9.08)	151		1.90		1.90		.03
10/31/2014	57.42	.24	.31	.55	(.11)	(.61)	(.72)	57.25	.96	175		1.90		1.90		.41
Class 529-E:
10/31/2018	65.17	.48	(6.21)	(5.73)	(.48)	(.64)	(1.12)	58.32	(8.98)	35		1.26		1.26		.73
10/31/2017	52.78	.39	12.35	12.74	(.35)	—	(.35)	65.17	24.34	41		1.30		1.30		.68
10/31/2016	50.50	.38	2.05	2.43	(.15)	—	(.15)	52.78	4.84	33		1.34		1.34		.76
10/31/2015	58.32	.32	(5.19)	(4.87)	(.32)	(2.63)	(2.95)	50.50	(8.57)	33		1.33		1.33		.60
10/31/2014	58.45	.57	.32	.89	(.41)	(.61)	(1.02)	58.32	1.54	38		1.33		1.33		.97
Class 529-T:
10/31/2018	66.33	.75	(6.30)	(5.55)	(.77)	(.64)	(1.41)	59.37	(8.60)[5]	—	[6]	.83	[5]	.83	[5]	1.14	[5]
10/31/2017[7,8]	57.00	.43	8.90	9.33	—	—	—	66.33	16.37 [5,9]	—	[6]	.89	[5,10]	.89	[5,10]	1.23	[5,10]
Class 529-F-1:
10/31/2018	65.78	.76	(6.26)	(5.50)	(.74)	(.64)	(1.38)	58.90	(8.58)	73		.83		.83		1.15
10/31/2017	53.28	.64	12.43	13.07	(.57)	—	(.57)	65.78	24.85	58		.88		.88		1.10
10/31/2016	50.99	.59	2.07	2.66	(.37)	—	(.37)	53.28	5.28	44		.93		.93		1.17
10/31/2015	58.89	.56	(5.25)	(4.69)	(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		.90		1.03
10/31/2014	59.00	.83	.32	1.15	(.65)	(.61)	(1.26)	58.89	1.99	49		.89		.89		1.41
Class R-1:
10/31/2018	63.93	.14	(6.08)	(5.94)	(.17)	(.64)	(.81)	57.18	(9.44)	28		1.77		1.77		.22
10/31/2017	51.78	.09	12.15	12.24	(.09)	—	(.09)	63.93	23.68	32		1.82		1.82		.15
10/31/2016	49.63	.13	2.02	2.15	—	—	—	51.78	4.33	29		1.83		1.83		.26
10/31/2015	57.35	.06	(5.10)	(5.04)	(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		1.81		.12
10/31/2014	57.51	.30	.31	.61	(.16)	(.61)	(.77)	57.35	1.07	37		1.79		1.79		.52
Class R-2:
10/31/2018	63.96	.17	(6.09)	(5.92)	(.21)	(.64)	(.85)	57.19	(9.41)	283		1.72		1.72		.27
10/31/2017	51.79	.14	12.16	12.30	(.13)	—	(.13)	63.96	23.82	349		1.73		1.73		.25
10/31/2016	49.63	.15	2.01	2.16	—	—	—	51.79	4.35	311		1.79		1.79		.31
10/31/2015	57.33	.08	(5.10)	(5.02)	(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		1.78		.15
10/31/2014	57.49	.29	.32	.61	(.16)	(.61)	(.77)	57.33	1.07	364		1.79		1.79		.51
Class R-2E:
10/31/2018	65.48	.37	(6.22)	(5.85)	(.51)	(.64)	(1.15)	58.48	(9.13)	25		1.43		1.43		.57
10/31/2017	53.25	.33	12.39	12.72	(.49)	—	(.49)	65.48	24.16	23		1.44		1.44		.56
10/31/2016	51.02	.43	1.99	2.42	(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
10/31/2015	59.26	.33	(5.27)	(4.94)	(.67)	(2.63)	(3.30)	51.02	(8.59)[5]	—	[6]	1.36	[5]	1.36	[5]	.60	[5]
10/31/2014[7,12]	61.11	.01	(1.86)	(1.85)	—	—	—	59.26	(3.04)[5,9]	—	[6]	.22	[5,9]	.22	[5,9]	.01	[5,9]

See end of table for footnotes.

New World Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class R-3:
10/31/2018	$65.26	$.47	$(6.21)	$(5.74)	$(.49)	$(.64)	$(1.13)	$58.39	(8.99)%	$585		1.28%		1.28%		.71%
10/31/2017	52.87	.40	12.36	12.76	(.37)	—	(.37)	65.26	24.35	691		1.30		1.30		.69
10/31/2016	50.60	.39	2.05	2.44	(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
10/31/2015	58.44	.33	(5.20)	(4.87)	(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		1.33		.61
10/31/2014	58.58	.57	.32	.89	(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		1.32		.97
Class R-4:
10/31/2018	65.95	.68	(6.28)	(5.60)	(.68)	(.64)	(1.32)	59.03	(8.70)	730		.97		.97		1.02
10/31/2017	53.45	.58	12.47	13.05	(.55)	—	(.55)	65.95	24.72	787		.98		.98		1.00
10/31/2016	51.15	.56	2.07	2.63	(.33)	—	(.33)	53.45	5.18	523		1.01		1.01		1.10
10/31/2015	59.06	.51	(5.26)	(4.75)	(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		1.00		.93
10/31/2014	59.19	.78	.31	1.09	(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.00		1.31
Class R-5E:
10/31/2018	65.92	.86	(6.32)	(5.46)	(.88)	(.64)	(1.52)	58.94	(8.53)	16		.77		.77		1.33
10/31/2017	53.51	.73	12.39	13.12	(.71)	—	(.71)	65.92	24.93	2		.79		.79		1.21
10/31/2016[7,13]	51.81	.59	1.64	2.23	(.53)	—	(.53)	53.51	4.37 [9]	—	[6]	.90	[10]	.89	[10]	1.24	[10]
Class R-5:
10/31/2018	66.60	.88	(6.35)	(5.47)	(.82)	(.64)	(1.46)	59.67	(8.45)	268		.67		.67		1.32
10/31/2017	53.92	.76	12.58	13.34	(.66)	—	(.66)	66.60	25.11	427		.68		.68		1.30
10/31/2016	51.61	.71	2.09	2.80	(.49)	—	(.49)	53.92	5.49	298		.71		.71		1.40
10/31/2015	59.56	.68	(5.31)	(4.63)	(.69)	(2.63)	(3.32)	51.61	(8.00)	419		.70		.70		1.24
10/31/2014	59.66	.98	.30	1.28	(.77)	(.61)	(1.38)	59.56	2.19	407		.69		.69		1.64
Class R-6:
10/31/2018	66.45	.92	(6.33)	(5.41)	(.88)	(.64)	(1.52)	59.52	(8.38)	5,095		.62		.62		1.39
10/31/2017	53.83	.79	12.54	13.33	(.71)	—	(.71)	66.45	25.16	4,217		.64		.64		1.34
10/31/2016	51.52	.76	2.07	2.83	(.52)	—	(.52)	53.83	5.56	2,661		.65		.65		1.48
10/31/2015	59.47	.70	(5.29)	(4.59)	(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810		.65		.65		1.29
10/31/2014	59.58	.98	.32	1.30	(.80)	(.61)	(1.41)	59.47	2.22	1,640		.65		.65		1.64

	Year ended October 31
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	36%	37%	30%	41%	32%

[1]	Based on average shares outstanding.
[2]	For the years ended October 31, 2016 and October 31, 2014, this column reflects the impact of corporate action events that resulted in one-time increases to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .14 percentage points, respectively, for the year ended October 31, 2016, and $.19 and .31 percentage points, respectively, for the year ended October 31, 2014. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

28	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 13, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

New World Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2018, through October 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	New World Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2018	10/31/2018	during period*	expense ratio
Class A – actual return	$1,000.00	$881.76	$4.74	1.00%
Class A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class C – actual return	1,000.00	878.45	8.43	1.78
Class C – assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class T – actual return	1,000.00	882.59	3.75	.79
Class T – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class F-1 – actual return	1,000.00	881.72	4.79	1.01
Class F-1 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class F-2 – actual return	1,000.00	883.07	3.42	.72
Class F-2 – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class F-3 – actual return	1,000.00	883.39	2.99	.63
Class F-3 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-A – actual return	1,000.00	881.63	5.03	1.06
Class 529-A – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class 529-C – actual return	1,000.00	878.13	8.62	1.82
Class 529-C – assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class 529-E – actual return	1,000.00	880.57	6.02	1.27
Class 529-E – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class 529-T – actual return	1,000.00	882.42	3.94	.83
Class 529-T – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 529-F-1 – actual return	1,000.00	882.56	3.94	.83
Class 529-F-1 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class R-1 – actual return	1,000.00	878.34	8.47	1.79
Class R-1 – assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class R-2 – actual return	1,000.00	878.61	8.14	1.72
Class R-2 – assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class R-2E – actual return	1,000.00	879.95	6.78	1.43
Class R-2E – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-3 – actual return	1,000.00	880.58	6.07	1.28
Class R-3 – assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class R-4 – actual return	1,000.00	881.97	4.60	.97
Class R-4 – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-5E – actual return	1,000.00	882.86	3.65	.77
Class R-5E – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class R-5 – actual return	1,000.00	883.21	3.18	.67
Class R-5 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-6 – actual return	1,000.00	883.46	2.94	.62
Class R-6 – assumed 5% return	1,000.00	1,022.08	3.16	.62

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2018:

Long-term capital gains	$430,008,000
Foreign taxes	$0.08 per share
Foreign source income	$1.19 per share
Qualified dividend income	100%
Corporate dividends received deduction	$75,470,000
U.S. government income that may be exempt from state taxation	$5,932,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

32	New World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Elisabeth Allison, 1946	1999	Trustee and Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Martin E. Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Deutsche Lufthansa AG
William I. Miller, 1956	1999	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2001	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti; former Vice Chair, World Economic Forum	3	None

William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Kling for his wise counsel, outstanding service and dedication to the fund.

We are deeply saddened by the loss of Nicholas J. Donatiello, Jr. who passed away on June 27, 2018. Mr. Donatiello served as an independent trustee on the boards of several American Funds since 2008. His wise counsel and friendship will be missed.

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Nicholas J. Grace, 1966 Co-President	2008	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]	1	None
Robert W. Lovelace, 1962 Co-President	1999	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Vice Chairman of the Board, The Capital Group Companies, Inc.[7]; Director, Capital Group Private Markets, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 34 for footnotes.

New World Fund	33

Board of directors and other officers (continued)

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Carl M. Kawaja, 1964 Co-President	2018	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark E. Denning, 1957 Senior Vice President	1999	Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research Company[7]; Partner — Capital World Investors, Capital International, Inc.[7]
Wahid Butt, 1967 Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Bradford F. Freer, 1969 Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Winnie Kwan, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Tomonori Tani, 1977 Vice President	2018	Partner — Capital World Investors, Capital International, Inc.[7]
Christopher Thomsen, 1970 Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Wahid Butt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

34	New World Fund

Results of special meeting of shareholders

held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

561,996,674

Total shares voting on November 28, 2018:

483,015,339 (85.9% of shares outstanding)

The Proposal: To elect board members:

		Percent		Percent
		of shares	Votes	of shares
	Votes for	voting for	withheld	withheld
Elisabeth Allison	473,663,798	98.1%	9,351,541	1.9%
Vanessa C. L. Chang	473,595,126	98.1	9,420,213	2.0
Pablo R. González Guajardo	363,507,594	75.3	119,507,745	24.7
Joanna F. Jonsson	473,790,972	98.1	9,224,367	1.9
Carl M. Kawaja	473,460,252	98.0	9,555,087	2.0
Martin E. Koehler	473,628,768	98.1	9,386,571	1.9
Pascal Millaire	473,542,684	98.0	9,472,655	2.0
William I. Miller	457,448,397	94.7	25,566,942	5.3
Alessandro Ovi	472,765,774	97.9	10,249,565	2.1
Josette Sheeran	473,745,067	98.1	9,270,272	1.9
Amy Zegart	473,773,873	98.1	9,241,467	1.9

New World Fund	35

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36	New World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2018, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:

2017	$122,000
2018	$33,000

b) Audit-Related Fees:
2017	$8,000
2018	$9,000

c) Tax Fees:
2017	$26,000
2018	$47,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	$29,000
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,194,000
2018	$1,325,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	$80,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,273,000 for fiscal year 2016 and $1,445,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
October 31, 2018
Common stocks 84.22% Information technology 13.63%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	71,463,500	$540,428
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	53,340
Samsung Electronics Co., Ltd.	10,586,060	393,883
Mastercard Inc., Class A	1,854,500	366,579
Microsoft Corp.	2,861,000	305,583
Broadcom Inc.	1,127,596	252,006
Micron Technology, Inc.[1]	6,580,000	248,198
Murata Manufacturing Co., Ltd.	1,555,800	236,676
PagSeguro Digital Ltd., Class A1	8,097,812	218,560
SK hynix, Inc.	3,325,000	198,995
Amadeus IT Group SA, Class A, non-registered shares	2,389,892	192,678
Keyence Corp.	392,500	192,363
Visa Inc., Class A	1,258,900	173,539
ASML Holding NV	601,855	102,881
StoneCo Ltd., Class A1	3,259,071	93,503
Largan Precision Co., Ltd.	777,000	84,121
Temenos AG	516,000	70,959
Tokyo Electron Ltd.	498,757	69,331
Samsung SDI Co., Ltd.	312,900	64,664
EPAM Systems, Inc.[1]	411,000	49,102
AAC Technologies Holdings Inc.	6,161,030	46,864
Kingboard Holdings Ltd.	17,245,000	46,180
Accenture PLC, Class A	290,000	45,710
Acacia Communications, Inc.[1]	1,135,933	39,156
Skyworks Solutions, Inc.	438,000	38,001
Amphenol Corp., Class A	424,000	37,948
Intel Corp.	783,900	36,749
Applied Materials, Inc.	1,090,000	35,839
Infineon Technologies AG	1,715,500	34,412
Trimble Inc.[1]	822,200	30,734
TravelSky Technology Ltd., Class H	10,911,500	26,437
Lumentum Holdings Inc.[1]	433,400	23,685
NVIDIA Corp.	103,000	21,716
Hamamatsu Photonics KK	624,900	20,934
Western Union Co.	1,020,000	18,401
Hexagon AB, Class B	369,400	18,108
Inphi Corp.[1]	535,000	17,120
TE Connectivity Ltd.	225,000	16,970
Mellanox Technologies, Ltd.[1]	200,000	16,938
Disco Corp. (Japan)	92,000	14,652
Halma PLC	814,100	13,819
Topcon Corp.	926,000	13,475
Apple Inc.	61,400	13,438
Xiaomi Corp., Class B1	7,405,000	11,501
New World Fund — Page 1 of 16

Common stocks Information technology (continued)	Shares	Value (000)
Renesas Electronics Corp.[1]	2,033,000	$10,774
United Microelectronics Corp.	7,417,000	2,828
		4,559,778
Consumer discretionary 12.76%
Alibaba Group Holding Ltd. (ADR)[1]	3,077,465	437,862
MercadoLibre, Inc.	677,100	219,719
LVMH Moët Hennessy-Louis Vuitton SE	706,200	215,007
Booking Holdings Inc.[1]	109,696	205,634
Ctrip.com International, Ltd. (ADR)[1]	5,961,900	198,412
Marriott International, Inc., Class A	1,520,100	177,684
Midea Group Co., Ltd., Class A	26,561,716	141,071
Melco Resorts & Entertainment Ltd. (ADR)	7,890,000	131,211
Hermès International	224,622	128,481
Hyundai Motor Co.	1,369,199	127,962
Ryohin Keikaku Co., Ltd.	469,900	124,143
Galaxy Entertainment Group Ltd.	22,581,000	122,091
Meituan Dianping, Class B1,2,3	10,495,504	61,749
Meituan Dianping, Class B1	7,202,468	46,565
Sony Corp.	1,950,000	106,111
Huazhu Group Ltd. (ADR)	3,580,400	93,663
Samsonite International SA	32,011,019	91,845
Zhongsheng Group Holdings Ltd.	50,204,500	91,549
General Motors Co.	2,469,000	90,341
Wynn Macau, Ltd.	41,008,200	84,611
Kering SA	189,370	84,423
Jumbo SA	5,625,631	82,070
Industria de Diseño Textil, SA	2,767,800	78,154
NIKE, Inc., Class B	988,200	74,155
Sands China Ltd.	18,498,000	72,889
adidas AG	300,000	70,677
Domino’s Pizza, Inc.	216,000	58,059
Kroton Educacional SA, ordinary nominative	18,694,200	57,366
Toyota Motor Corp.	974,400	57,125
MakeMyTrip Ltd., non-registered shares[1]	2,218,200	54,989
Bayerische Motoren Werke AG	584,000	50,424
Volkswagen AG, nonvoting preferred	280,000	47,178
Xinyi Glass Holdings Ltd.	42,294,000	41,852
Chow Sang Sang Holdings International Ltd.	25,238,300	40,873
Maruti Suzuki India Ltd.	445,000	39,817
Hyundai Mobis Co., Ltd.	209,810	34,982
Suzuki Motor Corp.	695,000	34,801
Mr Price Group Ltd.	2,121,121	33,209
InterContinental Hotels Group PLC	570,537	29,973
Lojas Americanas SA, preferred nominative	5,133,100	25,931
Lojas Americanas SA, ordinary nominative	417,000	1,569
Ferrari NV	213,900	25,075
Wynn Resorts, Ltd.	240,000	24,144
Pinduoduo Inc. (ADR)[1]	1,322,093	23,335
Eicher Motors Ltd.	78,400	23,182
Brilliance China Automotive Holdings Ltd.	25,469,000	22,215
Shangri-La Asia Ltd.	14,344,000	19,572
Vivo Energy Plc	12,998,600	19,057
Matahari Department Store Tbk PT	53,221,900	16,979
Renault SA	226,366	16,940
New World Fund — Page 2 of 16

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Inchcape PLC	2,341,650	$16,193
YUM! Brands, Inc.	158,600	14,339
GVC Holdings PLC	1,093,000	13,091
TVS Motor Co Ltd.	1,744,315	12,848
Accor SA	272,000	12,453
Motherson Sumi Systems Ltd.	5,631,000	12,432
MGM Resorts International	462,000	12,326
Valeo SA, non-registered shares	258,000	8,343
Nifco Inc.	335,700	7,649
Steinhoff International Holdings NV1	14,450,408	1,763
		4,268,163
Financials 12.59%
AIA Group Ltd.	60,792,800	460,096
HDFC Bank Ltd.	16,114,879	416,629
HDFC Bank Ltd. (ADR)	332,000	29,518
Kotak Mahindra Bank Ltd.	21,588,669	326,742
China Construction Bank Corp., Class H	297,693,000	236,121
ICICI Bank Ltd.	37,551,221	180,278
ICICI Bank Ltd. (ADR)	3,166,980	30,055
Sberbank of Russia PJSC (ADR)	16,918,143	199,312
Itaú Unibanco Holding SA, preferred nominative	9,647,696	127,677
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,449,000	58,593
B3 SA - Brasil, Bolsa, Balcao	25,181,700	179,584
Bank Central Asia Tbk PT	104,838,500	163,094
Capitec Bank Holdings Ltd.	2,365,357	158,840
Prudential PLC	6,737,000	135,239
Bank of China Ltd., Class H	307,254,132	130,864
Banco Bradesco SA, preferred nominative	12,686,300	116,926
Bajaj Finance Ltd.	3,581,000	115,382
UniCredit SpA	7,876,215	100,950
PICC Property and Casualty Co. Ltd., Class H	97,010,000	94,017
Bank of the Philippine Islands	45,026,786	69,133
BB Seguridade Participações SA	9,531,000	67,817
IRB Brasil Resseguros SA	3,471,400	67,590
Credicorp Ltd.	277,800	62,702
Housing Development Finance Corp. Ltd.	2,366,090	56,612
Shriram Transport Finance Co. Ltd.	3,250,000	51,195
Moscow Exchange MICEX-RTS PJSC	36,021,705	48,067
Axis Bank Ltd.[1,2,3,4]	5,998,000	44,879
Grupo Financiero Banorte, SAB de CV, Series O	8,040,000	44,235
Vietnam Technological and Commercial JSCB (The) (dba Techcombank)[1,2]	33,130,515	39,168
Moody’s Corp.	237,100	34,493
IndusInd Bank Ltd.	1,775,000	34,209
Remgro Ltd.	2,460,000	31,713
Eurobank Ergasias SA1	46,290,599	31,197
HSBC Holdings PLC (GBP denominated)	3,750,000	30,912
China Pacific Insurance (Group) Co., Ltd., Class H	7,260,000	27,033
KASIKORNBANK PCL, nonvoting depository receipts	3,744,000	22,532
KASIKORNBANK PCL, foreign registered	725,500	4,366
Ayala Corp.	1,380,000	23,729
Ping An Insurance (Group) Co. of China, Ltd., Class H	2,171,000	20,445
Türkiye Garanti Bankasi AS	16,054,582	20,077
Metropolitan Bank & Trust Co.	14,814,274	18,149
Itaúsa - Investimentos Itaú SA, preferred nominative	5,448,547	16,456
New World Fund — Page 3 of 16

Common stocks Financials (continued)	Shares	Value (000)
Grupo Financiero Galicia SA, Class B (ADR)	680,700	$15,697
Hong Kong Exchanges and Clearing Ltd.	550,500	14,602
Agricultural Bank of China Ltd., Class H	32,903,000	14,433
China Renaissance Holdings Ltd.[1]	6,910,236	14,011
Akbank TAS	9,300,000	10,998
Haci Ömer Sabanci Holding AS	5,626,448	7,167
FirstRand Ltd.	1,500,000	6,539
BBVA Banco Francés SA (ADR)	204,874	2,247
		4,212,320
Health care 8.12%
Thermo Fisher Scientific Inc.	863,520	201,761
CSL Ltd.	1,437,823	191,421
Hypera SA, ordinary nominative	21,354,500	170,882
Abbott Laboratories	2,147,000	148,014
BioMarin Pharmaceutical Inc.[1]	1,491,179	137,442
Novartis AG	1,566,408	137,239
AbbVie Inc.	1,617,000	125,883
EssilorLuxottica	870,368	119,038
Carl Zeiss Meditec AG, non-registered shares	1,326,900	108,886
Yunnan Baiyao Group Co., Ltd., Class A2,5	11,018,025	106,197
Novo Nordisk A/S, Class B	2,354,500	101,838
Asahi Intecc Co., Ltd.	2,459,200	100,582
Zoetis Inc., Class A	997,500	89,925
AstraZeneca PLC	1,116,300	85,469
Hikma Pharmaceuticals PLC	3,143,700	76,408
PerkinElmer, Inc.	848,800	73,404
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,009,716	61,839
Grifols, SA, Class B (ADR)	401,870	8,206
Waters Corp.[1]	330,000	62,598
WuXi Biologics (Cayman) Inc.[1]	8,678,200	61,806
Bayer AG	737,673	56,632
Illumina, Inc.[1]	176,700	54,980
bioMérieux SA	577,000	44,048
Berry Genomics Co., Ltd., Class A1	8,755,900	42,486
Teva Pharmaceutical Industries Ltd. (ADR)	2,065,000	41,259
IHH Healthcare Bhd.	31,984,000	38,217
Merck & Co., Inc.	490,000	36,069
Ping An Healthcare and Technology Co. Ltd., Class H1,2,3	7,592,000	35,309
GlaxoSmithKline PLC	1,551,000	29,959
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	26,950
NMC Health PLC	589,300	26,605
Pfizer Inc.	490,000	21,099
Hugel, Inc.[1]	82,445	19,852
Koninklijke Philips NV	513,000	19,128
Piramal Enterprises Ltd.	525,949	15,454
Straumann Holding AG	21,600	14,745
China Biologic Products Holdings, Inc.[1]	185,000	12,291
Sysmex Corp.	172,000	12,079
Aier Eye Hospital Group Co., Ltd., Class A	57,914	225
		2,716,225
New World Fund — Page 4 of 16

Common stocks Industrials 7.27%	Shares	Value (000)
Airbus SE, non-registered shares	2,706,301	$299,510
Shanghai International Airport Co., Ltd., Class A	37,719,379	267,991
International Container Terminal Services, Inc.[6]	109,941,420	185,958
Boeing Co.	435,400	154,506
SMC Corp.	435,000	139,365
Safran SA	1,030,352	133,099
Adani Ports & Special Economic Zone Ltd.	26,063,661	112,386
Azul SA, preference shares (ADR)[1]	3,006,527	73,299
Azul SA, preference shares[1]	2,979,200	24,489
Rumo SA1	21,328,537	95,424
Guangzhou Baiyun International Airport Co. Ltd., Class A	57,863,694	81,227
Nidec Corp.	565,800	72,659
Havells India Ltd.	8,110,244	70,831
Jardine Matheson Holdings Ltd.	1,119,400	64,601
Edenred SA	1,492,100	56,667
Rolls-Royce Holdings PLC[1]	4,502,000	48,280
Daikin Industries, Ltd.	407,900	47,447
ASSA ABLOY AB, Class B	2,201,637	43,907
Koc Holding AS, Class B	14,750,000	41,113
Cummins Inc.	265,000	36,223
DP World Ltd.	1,994,040	35,873
Alliance Global Group, Inc.[1]	167,000,000	35,457
Experian PLC	1,520,000	35,020
Komatsu Ltd.	1,211,902	31,625
TransDigm Group Inc.[1]	93,400	30,845
Intertek Group PLC	497,800	29,829
Deere & Co.	214,200	29,011
Industries Qatar QSC	703,480	27,047
Wizz Air Holdings PLC[1]	781,326	25,676
Ryanair Holdings PLC (ADR)[1]	295,000	24,426
Aeroflot - Russian Airlines PJSC	13,930,000	20,565
SM Investments Corp.	1,087,120	18,286
Johnson Controls International PLC	505,000	16,145
MISUMI Group Inc.	568,900	11,425
CCR SA, ordinary nominative	3,811,700	11,236
		2,431,448
Consumer staples 7.19%
JBS SA, ordinary nominative	119,297,700	328,578
British American Tobacco PLC	6,514,500	282,571
Nestlé SA	3,077,673	260,112
Pernod Ricard SA	1,065,200	162,636
Godrej Consumer Products Ltd.	13,479,750	132,136
Kirin Holdings Co., Ltd.	4,532,000	108,385
Raia Drogasil SA, ordinary nominative	5,037,500	85,034
Hengan International Group Co. Ltd.	8,924,169	70,670
Fomento Económico Mexicano, SAB de CV	5,098,000	43,340
Fomento Económico Mexicano, SAB de CV (ADR)	145,000	12,335
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	38,265
Wal-Mart de México, SAB de CV, Series V	6,343,100	16,200
Carlsberg A/S, Class B	480,754	53,032
Shoprite Holdings Ltd.	4,264,979	52,125
Coca-Cola Co.	1,000,000	47,880
GRUMA, SAB de CV, Series B	4,455,200	46,497
PepsiCo, Inc.	410,000	46,076
New World Fund — Page 5 of 16

Common stocks Consumer staples (continued)	Shares	Value (000)
Reckitt Benckiser Group PLC	503,400	$40,749
Herbalife Nutrition Ltd.[1]	754,700	40,195
Henkel AG & Co. KGaA, nonvoting preferred	353,500	38,670
Kweichow Moutai Co., Ltd., Class A	455,154	35,823
a2 Milk Co. Ltd.[1]	5,125,000	35,277
Associated British Foods PLC	1,156,500	35,271
Thai Beverage PCL	74,860,800	33,778
Sun Art Retail Group Ltd.	30,708,000	33,559
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	9,007,956	28,519
Uni-Charm Corp.	990,000	26,953
Emperador Inc.	197,286,200	25,663
Grupo Nutresa SA	3,341,557	23,145
CP ALL PCL, foreign registered	10,466,600	21,233
Pigeon Corp.	500,000	21,226
Anheuser-Busch InBev SA/NV	273,500	20,179
Lion Corp.	1,027,500	19,305
Coca-Cola FEMSA, SAB de CV, Series L	3,348,000	19,096
Chongqing Fuling Zhacai Group Co., Ltd., Class A	6,479,871	18,769
Kao Corp.	278,000	18,555
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	17,297
BIM Birlesik Magazalar AS	1,135,000	16,123
Ambev SA	3,250,000	14,270
Lenta Ltd. (GDR)[1]	3,072,198	10,998
Lenta Ltd. (GDR)[1,3]	840,100	3,008
Coca-Cola HBC AG (CDI)	434,000	12,814
AMOREPACIFIC Corp.	56,000	7,519
		2,403,866
Materials 6.75%
Vale SA, ordinary nominative	14,996,752	228,528
Vale SA, ordinary nominative (ADR)	10,413,659	157,246
First Quantum Minerals Ltd.	24,635,800	245,900
Teck Resources Ltd., Class B	7,567,400	156,412
Chr. Hansen Holding A/S	1,403,900	141,905
Rio Tinto PLC	1,528,400	74,305
Glencore PLC	17,737,000	72,288
LafargeHolcim Ltd.	1,437,357	66,577
China Hongqiao Group Ltd.	91,547,500	61,289
Shin-Etsu Chemical Co., Ltd.	705,700	59,222
International Flavors & Fragrances Inc.	393,921	56,985
Akzo Nobel NV	633,000	53,256
Pidilite Industries Ltd.	4,100,000	53,165
LG Chem, Ltd.	172,000	52,375
Alcoa Corp.[1]	1,475,600	51,631
Johnson Matthey PLC	1,332,111	50,621
BHP Billiton PLC	2,478,000	49,487
Linde PLC	292,200	48,350
Evonik Industries AG	1,468,000	45,559
Yara International ASA	1,013,000	43,585
Arkema SA	364,500	38,304
LANXESS AG	612,000	37,959
Sirius Minerals PLC[1]	122,849,807	36,179
Kansai Paint Co., Ltd.	2,424,200	35,901
Air Liquide SA, non-registered shares	293,961	35,626
Celanese Corp.	365,400	35,422
New World Fund — Page 6 of 16

Common stocks Materials (continued)	Shares	Value (000)
Grasim Industries Ltd.	2,886,874	$32,543
En+ Group PLC (GDR)[2,3]	6,690,000	29,909
Loma Negra Compania Industrial Argentina SA (ADR)[1]	3,228,688	29,090
Koninklijke DSM NV	318,000	27,871
Klabin SA, units	4,434,000	22,244
MMG Ltd.[1]	55,900,000	20,957
Freeport-McMoRan Inc.	1,770,000	20,621
CCL Industries Inc., Class B, nonvoting	442,000	18,594
Air Products and Chemicals, Inc.	118,000	18,213
Symrise AG	209,000	17,555
Barrick Gold Corp.	1,341,000	16,830
Amcor Ltd.	1,745,000	16,435
		2,258,939
Communication services 5.73%
Alphabet Inc., Class C1	409,276	440,696
Alphabet Inc., Class A1	118,464	129,195
Tencent Holdings Ltd.	12,694,500	432,218
Naspers Ltd., Class N	1,039,300	182,652
Facebook, Inc., Class A1	1,070,700	162,522
Baidu, Inc., Class A (ADR)[1]	587,460	111,653
YY Inc., Class A (ADR)[1]	1,253,000	80,067
América Móvil, SAB de CV, Series L (ADR)	4,761,200	68,514
América Móvil, SAB de CV, Series L	1,588,900	1,139
SoftBank Group Corp.	795,900	63,821
China Unicom (Hong Kong) Ltd.	58,254,000	60,468
Yandex NV, Class A1	1,671,000	50,347
Activision Blizzard, Inc.	425,000	29,346
MTN Group Ltd.	4,368,000	25,315
Twenty-First Century Fox, Inc., Class A	415,600	18,918
Bharti Airtel Ltd.	4,350,000	17,198
Intouch Holdings PCL, foreign registered	9,823,000	15,705
Spotify Technology SA1	104,823	15,691
HUYA, Inc. (ADR)[1]	691,000	11,968
Altice Europe NV, Class B1	353,860	846
		1,918,279
Energy 5.56%
Reliance Industries Ltd.	40,840,100	586,132
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	20,173,987	327,827
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	5,505,401	81,590
Royal Dutch Shell PLC, Class B	5,748,365	188,465
Royal Dutch Shell PLC, Class B (ADR)	349,700	22,979
Royal Dutch Shell PLC, Class A (GBP denominated)	684,278	21,870
Kosmos Energy Ltd.[1]	18,860,000	122,401
Energean Oil & Gas PLC[1,6]	9,900,000	79,468
Exxon Mobil Corp.	704,000	56,095
Noble Energy, Inc.	2,173,000	53,999
Occidental Petroleum Corp.	707,700	47,466
Gulf Keystone Petroleum Ltd.[1,6]	14,566,135	41,426
Indus Gas Ltd.[1,6]	10,429,272	34,660
Chevron Corp.	250,100	27,924
Baker Hughes, a GE Co., Class A	1,030,000	27,491
Schlumberger Ltd.	532,700	27,333
Oil Search Ltd.	4,573,000	25,162
New World Fund — Page 7 of 16

Common stocks Energy (continued)	Shares	Value (000)
LUKOIL Oil Co. PJSC (ADR)	315,000	$23,531
INPEX Corp.	2,035,000	23,437
Halliburton Co.	649,000	22,507
TOTAL SA	322,605	18,986
		1,860,749
Utilities 2.60%
ENN Energy Holdings Ltd.	41,373,000	351,636
China Gas Holdings Ltd.	84,386,066	266,869
China Resources Gas Group Ltd.	46,710,000	178,693
Equatorial Energia SA, ordinary nominative	1,512,700	27,636
Pampa Energía SA (ADR)[1]	740,000	24,501
Infraestructura Energética Nova, SAB de CV	4,310,500	16,898
Guangdong Investment Ltd.	2,674,000	4,774
		871,007
Real estate 1.04%
Ayala Land, Inc.	120,867,000	89,569
Ayala Land, Inc., preference shares[1,2,5]	30,910,900	52
American Tower Corp. REIT	443,100	69,039
SM Prime Holdings, Inc.	75,632,440	47,778
CK Asset Holdings Ltd.	6,384,000	41,437
Sun Hung Kai Properties Ltd.	1,757,000	22,831
China Overseas Land & Investment Ltd.	6,828,000	21,376
Vinhomes JSC[1,2]	7,166,005	20,687
Fibra Uno Administración, SA de CV REIT	15,911,760	17,100
Central Pattana PCL, foreign registered	7,100,000	16,920
		346,789
Miscellaneous 0.98%
Other common stocks in initial period of acquisition		328,392
Total common stocks (cost: $23,246,141,000)		28,175,955
Preferred securities 0.00% Miscellaneous 0.00%
Other preferred securities in initial period of acquisition		265
Total preferred securities (cost: $267,000)		265
Rights & warrants 0.21% Health care 0.12%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2019[2,3]	6,732,000	26,101
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[2,3]	3,365,629	13,049
		39,150
Consumer staples 0.07%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[2,3]	2,610,700	24,534
Financials 0.02%
Axis Bank Ltd., warrants, expire 2019[1,2]	2,786,000	6,151
Total rights & warrants (cost: $57,036,000)		69,835
New World Fund — Page 8 of 16

Convertible stocks 0.04% Health care 0.04%	Shares	Value (000)
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[2]	11,943	$13,617
Total convertible stocks (cost: $19,790,000)		13,617
Bonds, notes & other debt instruments 4.65% Bonds & notes of governments & government agencies outside the U.S. 3.94%	Principal amount (000)
Argentine Republic 6.25% 2019	$6,550	6,602
Argentine Republic (Badlar Private Banks ARS Index + 2.50%) 35.563% 2019[7]	ARS126,270	3,590
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 42.819% 2020[7]	21,082	682
Argentine Republic 2.50% 2021[8]	84,519	2,093
Argentine Republic 6.875% 2021	$6,575	6,320
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 37.717% 2022[7]	ARS96,964	2,704
Argentine Republic 7.50% 2026	$11,025	9,708
Argentine Republic 5.875% 2028	10,000	7,775
Argentine Republic 8.28% 2033[9,10]	10,333	8,964
Argentine Republic 0% 2035	55,100	1,901
Bahrain (Kingdom of) 6.75% 2029[3]	14,050	13,464
Brazil (Federative Republic of) 10.00% 2023	BRL16,000	4,406
Brazil (Federative Republic of) 4.25% 2025	$2,505	2,422
Brazil (Federative Republic of) 10.00% 2025	BRL119,487	32,577
Brazil (Federative Republic of) 10.00% 2027	10,000	2,687
Brazil (Federative Republic of) Global 5.625% 2047	$28,070	25,281
Buenos Aires (City of) 8.95% 2021[9]	13,290	13,465
Buenos Aires (City of) 8.95% 2021[3,9]	3,000	3,040
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 35.686% 2028[7]	ARS127,071	3,237
Colombia (Republic of) 4.375% 2021	$4,000	4,059
Colombia (Republic of) 4.50% 2026	13,020	13,044
Colombia (Republic of) 3.875% 2027	1,600	1,527
Colombia (Republic of) 9.85% 2027	COP5,915,000	2,271
Colombia (Republic of) 4.50% 2029	$3,825	3,779
Colombia (Republic of) 7.375% 2037	3,250	3,937
Cote d’Ivoire (Republic of) 5.25% 2030[9]	€13,100	13,618
Cote d’Ivoire (Republic of) 5.75% 2032[9,11]	$11,470	10,427
Croatia (Republic of) 6.625% 2020	8,000	8,363
Croatia (Republic of) 5.50% 2023[3]	5,415	5,693
Dominican Republic 7.50% 2021[9]	11,450	11,879
Dominican Republic 5.50% 2025[3]	12,700	12,560
Dominican Republic 10.375% 2026	DOP289,000	5,809
Dominican Republic 5.95% 2027	$7,820	7,810
Dominican Republic 8.625% 2027[3,9]	4,950	5,587
Dominican Republic 11.25% 2027	DOP274,300	5,756
Dominican Republic 6.00% 2028[3]	$4,360	4,333
Dominican Republic 7.45% 2044[3]	18,050	18,919
Dominican Republic 7.45% 2044	5,700	5,974
Dominican Republic 6.85% 2045[3]	2,000	1,976
Egypt (Arab Republic of) 5.75% 2020[3]	2,000	2,018
Egypt (Arab Republic of) 5.577% 2023[3]	2,500	2,394
Egypt (Arab Republic of) 7.50% 2027[3]	6,800	6,666
Egypt (Arab Republic of) 6.588% 2028[3]	2,500	2,297
Egypt (Arab Republic of) 5.625% 2030	€3,225	3,336
Egypt (Arab Republic of) 8.50% 2047	$10,000	9,470
Egypt (Arab Republic of) 8.50% 2047[3]	4,660	4,413
Greece (Hellenic Republic of) 3.50% 2023	€1,314	1,502
Greece (Hellenic Republic of) 3.75% 2028	1,779	1,944
New World Fund — Page 9 of 16

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Greece (Hellenic Republic of) 3.90% 2033	€1,858	$1,915
Greece (Hellenic Republic of) 4.00% 2037	1,482	1,462
Greece (Hellenic Republic of) 4.20% 2042	1,454	1,432
Guatemala (Republic of) 4.50% 2026	$11,109	10,232
Guatemala (Republic of) 4.375% 2027	21,515	19,632
Honduras (Republic of) 8.75% 2020	5,559	6,007
Honduras (Republic of) 6.25% 2027	19,495	19,309
Hungary 5.75% 2023	10,000	10,733
Hungary 7.625% 2041	1,350	1,838
India (Republic of) 8.40% 2024	INR479,300	6,637
India (Republic of) 7.59% 2029	695,780	9,134
India (Republic of) 7.61% 2030	1,808,110	23,723
India (Republic of) 7.88% 2030	250,000	3,342
Indonesia (Republic of) 4.875% 2021	$19,165	19,605
Indonesia (Republic of) 3.75% 2022	30,235	29,719
Indonesia (Republic of) 4.35% 2024[3]	7,000	6,921
Indonesia (Republic of) 5.875% 2024[3]	6,500	6,848
Indonesia (Republic of) 4.75% 2026[3]	26,740	26,486
Indonesia (Republic of) 5.25% 2042	14,950	14,405
Iraq (Republic of) 6.752% 2023	18,800	18,366
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	5,130	4,921
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	1,335	1,230
Kazakhstan (Republic of) 5.125% 2025[3]	9,750	10,303
Kazakhstan (Republic of) 5.125% 2025	5,700	6,023
Kazakhstan (Republic of) 6.50% 2045[3]	7,865	9,395
Kenya (Republic of) 5.875% 2019[3]	2,605	2,625
Kenya (Republic of) 6.875% 2024	15,875	15,494
Kenya (Republic of) 6.875% 2024[3]	5,175	5,051
Kenya (Republic of) 8.25% 2048[3]	3,220	2,949
Kuwait (State of) 2.75% 2022[3]	4,500	4,382
Morocco (Kingdom of) 4.25% 2022	10,425	10,395
Morocco (Kingdom of) 4.25% 2022[3]	2,200	2,194
Morocco (Kingdom of) 5.50% 2042	19,250	19,636
Nigeria (Republic of) 6.75% 2021[3]	875	905
Nigeria (Republic of) 6.375% 2023	17,825	17,826
Nigeria (Republic of) 6.375% 2023[3]	1,095	1,095
Nigeria (Republic of) 6.50% 2027	8,000	7,365
Nigeria (Republic of) 6.50% 2027[3]	5,075	4,672
Pakistan (Islamic Republic of) 7.25% 2019[3]	10,400	10,460
Pakistan (Islamic Republic of) 7.25% 2019	3,000	3,017
Pakistan (Islamic Republic of) 5.50% 2021[3]	9,145	8,888
Pakistan (Islamic Republic of) 8.25% 2024	9,255	9,489
Pakistan (Islamic Republic of) 8.25% 2024[3]	6,500	6,664
Pakistan (Islamic Republic of) 8.25% 2025[3]	9,222	9,441
Pakistan (Islamic Republic of) 6.875% 2027[3]	2,600	2,410
Panama (Republic of) 4.50% 2047[9]	33,210	31,185
Paraguay (Republic of) 4.625% 2023	2,075	2,079
Paraguay (Republic of) 5.00% 2026	12,365	12,396
Paraguay (Republic of) 5.00% 2026[3]	4,475	4,486
Paraguay (Republic of) 4.70% 2027[3]	8,790	8,625
Paraguay (Republic of) 4.70% 2027	5,500	5,397
Paraguay (Republic of) 5.60% 2048[3]	7,685	7,387
Peru (Republic of) 2.75% 2026	€8,255	10,161
Peru (Republic of) 6.15% 2032	PEN20,000	5,925
Peru (Republic of) 6.55% 2037[9]	$2,517	3,077
New World Fund — Page 10 of 16

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 5.625% 2050	$1,240	$1,389
Philippines (Republic of the) 6.25% 2036	PHP280,000	4,841
Poland (Republic of) 3.25% 2026	$12,900	12,381
Qatar (State of) 4.50% 2028[3]	25,500	26,074
Romania 2.875% 2029	€8,275	9,244
Romania 5.125% 2048[3]	$20,600	19,132
Russian Federation 7.50% 2021	RUB592,800	8,875
Russian Federation 7.00% 2023	469,000	6,853
Russian Federation 8.15% 2027	515,000	7,685
Russian Federation 4.375% 2029[3]	$10,000	9,483
Saudi Arabia (Kingdom of) 2.375% 2021[3]	1,700	1,627
Saudi Arabia (Kingdom of) 2.894% 2022[3]	10,500	10,153
Saudi Arabia (Kingdom of) 3.25% 2026[3]	6,915	6,401
Saudi Arabia (Kingdom of) 3.625% 2028[3]	12,700	11,948
Senegal (Republic of) 4.75% 2028[9]	€13,200	13,990
South Africa (Republic of) 5.875% 2030	$8,215	7,753
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR65,000	4,677
South Africa (Republic of), Series R-209, 6.25% 2036	475,268	22,237
South Africa (Republic of), Series R-214, 6.50% 2041	163,250	7,455
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$4,500	4,463
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	1,900	1,775
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	2,000	1,850
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	3,380	2,974
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	530	482
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	16,820	15,160
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[3]	2,960	2,541
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028	14,000	12,373
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028[3]	1,990	1,759
Turkey (Republic of) 9.20% 2021	TRY34,980	4,769
Turkey (Republic of) 10.70% 2021	49,500	7,120
Turkey (Republic of) 10.70% 2022	66,355	9,105
Turkey (Republic of) 7.10% 2023	99,920	11,664
Turkey (Republic of) 7.25% 2023	$12,030	11,958
Turkey (Republic of) 8.80% 2023	TRY24,680	3,051
Turkey (Republic of) 16.20% 2023	41,300	6,746
Turkey (Republic of) 2.00% 2024[8]	13,940	2,241
Turkey (Republic of) 9.00% 2024	30,420	3,831
Turkey (Republic of) 4.875% 2026	$38,940	33,029
Turkey (Republic of) 6.00% 2041	20,795	16,604
Turkey (Republic of) 4.875% 2043	3,100	2,207
United Mexican States 4.00% 2023	19,150	18,964
United Mexican States 3.60% 2025	4,000	3,798
United Mexican States 4.15% 2027	19,400	18,495
United Mexican States 4.35% 2047	11,210	9,402
United Mexican States 5.75% 2110	1,620	1,503
United Mexican States, Series M, 6.50% 2021	MXN349,500	16,371
United Mexican States, Series M, 6.50% 2022	30,300	1,394
United Mexican States, Series M20, 10.00% 2024	74,500	3,890
United Mexican States, Series M, 5.75% 2026	1,004,200	41,395
United Mexican States, Series M, 7.75% 2042	32,900	1,411
Venezuela (Bolivarian Republic of) 7.75% 2019[12]	$15,668	3,940
Venezuela (Bolivarian Republic of) 6.00% 2020[12]	12,912	3,228
Venezuela (Bolivarian Republic of) 12.75% 2022[9,12]	1,162	302
Venezuela (Bolivarian Republic of) 9.00% 2023[12]	18,851	4,854
Venezuela (Bolivarian Republic of) 8.25% 2024[12]	4,062	1,036
New World Fund — Page 11 of 16

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Venezuela (Bolivarian Republic of) 7.65% 2025[12]	$1,741	$446
Venezuela (Bolivarian Republic of) 11.75% 2026[12]	870	225
Venezuela (Bolivarian Republic of) 9.25% 2027[12]	2,321	598
Venezuela (Bolivarian Republic of) 9.25% 2028[12]	4,346	1,108
Venezuela (Bolivarian Republic of) 11.95% 2031[9,12]	1,449	375
Venezuela (Bolivarian Republic of) 7.00% 2038[12]	1,448	359
Venezuela (Bolivarian Republic of) 7.00% 2018[12]	870	215
		1,318,782
Corporate bonds & notes 0.71% Energy 0.35%
Gazprom OJSC 9.25% 2019	9,975	10,216
Gazprom OJSC 6.51% 2022[3]	5,410	5,675
Gazprom OJSC, Series 9, 6.51% 2022	17,200	18,041
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	2,400	2,208
Petrobras Global Finance Co. 6.125% 2022	1,865	1,937
Petrobras Global Finance Co. 4.375% 2023	3,015	2,908
Petrobras Global Finance Co. 6.25% 2024	885	899
Petrobras Global Finance Co. 5.299% 2025	9,500	9,084
Petrobras Global Finance Co. 8.75% 2026	10,000	11,209
Petrobras Global Finance Co. 6.85% 2115	12,840	11,444
Petróleos Mexicanos 6.375% 2021	3,145	3,226
Petróleos Mexicanos 3.50% 2023	2,275	2,101
Petróleos Mexicanos 6.875% 2026	9,240	9,226
Petróleos Mexicanos 7.47% 2026	MXN271,550	10,831
Petróleos Mexicanos 6.75% 2047	$8,651	7,474
Petróleos Mexicanos 6.35% 2048[3]	2,960	2,468
YPF SA 8.50% 2025[3]	8,385	7,974
		116,921
Utilities 0.11%
Cemig Geração e Transmissão SA 9.25% 2024[3]	5,890	6,298
Enel Chile SA 4.875% 2028	9,535	9,473
Eskom Holdings Ltd. 5.75% 2021[3]	7,900	7,584
State Grid Overseas Investment Ltd. 3.50% 2027[3]	14,225	13,349
		36,704
Financials 0.08%
BBVA Bancomer SA 6.50% 2021[3]	3,275	3,381
HSBK (Europe) BV 7.25% 2021[3]	11,150	11,799
SB Capital SA, Contingent Convertible, 5.25% 2023[3]	5,000	4,940
VEB Finance Ltd. 6.902% 2020	5,300	5,363
		25,483
Materials 0.06%
Vale SA 6.25% 2026	6,455	6,907
Vale SA 6.875% 2036	2,250	2,509
Vale SA 6.875% 2039	9,725	10,965
		20,381
Industrials 0.04%
DP World Crescent 4.848% 2028[3]	11,175	10,942
Lima Metro Line Finance Ltd. 5.875% 2034[3,9]	3,035	3,069
		14,011
New World Fund — Page 12 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Communication services 0.03%	Principal amount (000)	Value (000)
Digicel Group Ltd. 6.00% 2021[3]	$1,615	$1,472
Grupo Televisa, SAB 7.25% 2043	MXN30,240	995
Myriad International Holdings 6.00% 2020	$6,575	6,799
		9,266
Health care 0.02%
Teva Pharmaceutical Finance Co. BV 3.15% 2026	9,000	7,345
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 2021[3]	7,255	6,909
Total corporate bonds & notes		237,020
Total bonds, notes & other debt instruments (cost: $1,648,671,000)		1,555,802
Short-term securities 10.59%
Argentinian Treasury Bills (7.88%)–5.59% due 2/28/2019–4/30/2020	ARS3,342,790	95,461
Australia & New Zealand Banking Group, Ltd. 2.49%–2.52% due 2/7/2019–2/19/2019[3]	$140,000	138,991
Bank of Montreal 2.24%–2.38% due 11/27/2018–1/4/2019	90,000	89,744
British Columbia (Province of) 2.21% due 12/5/2018	39,300	39,213
Canadian Imperial Holdings Inc. 2.13% due 11/19/2018	50,000	49,940
Chariot Funding, LLC 2.25% due 11/1/2018[3]	35,000	34,998
CHARTA, LLC 2.16% due 11/19/2018[3]	50,000	49,940
Chevron Corp. 2.20% due 11/20/2018[3]	11,200	11,186
Commonwealth Bank of Australia 2.50% due 1/25/2019[3]	70,000	69,585
Egyptian Treasury Bills 16.14%–17.06% due 12/18/2018–4/9/2019	EGP499,400	26,446
Fairway Finance Corp. 2.14%–2.38% due 11/20/2018–1/3/2019[3]	$85,000	84,777
Federal Home Loan Bank 1.93%–2.35% due 11/1/2018–3/6/2019	671,200	669,090
Home Depot Inc. 2.18% due 11/2/2018[3]	20,000	19,998
HSBC USA Inc. 2.37% due 12/20/2018[3]	70,000	69,770
ING (U.S.) Funding LLC 2.50% due 1/31/2019	50,000	49,672
Kells Funding, LLC 2.26% due 12/5/2018	50,000	49,888
KfW 2.18% due 11/26/2018[3]	50,000	49,918
Kimberly-Clark Corp. 2.22% due 11/6/2018[3]	20,200	20,193
Merck & Co. Inc. 2.39% due 2/5/2019[3]	50,000	49,675
Mizuho Bank, Ltd. 2.25%–2.47% due 11/21/2018–1/15/2019[3]	145,000	144,436
National Australia Bank Ltd. 2.42% due 2/14/2019[3]	50,000	49,631
Nigerian Treasury Bills 11.30%–13.04% due 2/7/2019–9/19/2019	NGN6,193,200	15,760
Nordea Bank AB 2.25%–2.29% due 12/18/2018–12/19/2018[3]	$45,000	44,863
Novartis Finance Corp. 2.27% due 12/10/2018[3]	50,000	49,873
Oversea-Chinese Banking Corp. Ltd. 2.18% due 12/11/2018[3]	50,000	49,868
Province of Alberta 2.25%–2.42% due 12/14/2018–1/24/2019[3]	91,000	90,630
Québec (Province of) 2.10% due 11/6/2018[3]	25,000	24,991
Siemens Capital Co. LLC 2.22% due 11/27/2018[3]	40,000	39,934
Société Générale 2.09% due 11/5/2018[3]	50,000	49,986
Starbird Funding Corp. 2.16% due 11/5/2018[3]	50,000	49,984
Sumitomo Mitsui Banking Corp. 2.14%–2.60% due 11/5/2018–2/19/2019[3]	130,000	129,509
Svenska Handelsbanken Inc. 2.22% due 11/26/2018[3]	50,000	49,921
Swedbank AB 2.17%–2.48% due 11/1/2018–2/13/2019	167,100	166,352
Toronto-Dominion Bank 2.09%–2.50% due 11/7/2018–2/15/2019[3]	225,000	224,239
Total Capital Canada Ltd. 2.17%–2.31% due 11/1/2018–1/3/2019[3]	96,600	96,384
Toyota Credit Canada Inc. 2.27% due 12/12/2018	41,800	41,689
Toyota Motor Credit Corp. 2.20%–2.35% due 11/26/2018–1/3/2019	75,000	74,750
New World Fund — Page 13 of 16

Short-term securities	Principal amount (000)	Value (000)
U.S. Treasury Bills 1.99%–2.40% due 11/1/2018–4/18/2019	$346,400	$345,257
Victory Receivables Corp. 2.21%–2.33% due 11/16/2018–12/20/2018[3]	101,000	100,745
Wal-Mart Stores, Inc. 2.16% due 11/5/2018[3]	35,000	34,989
Total short-term securities (cost: $3,539,517,000)		3,542,276
Total investment securities 99.71% (cost: $28,511,422,000)		33,357,750
Other assets less liabilities 0.29%		97,607
Net assets 100.00%		$33,455,357
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2018 (000)
Purchases (000)	Sales (000)
USD9,402	EUR8,160	JPMorgan Chase	11/9/2018	$153
USD8,120	MXN152,527	Morgan Stanley	11/15/2018	630
USD12,438	ZAR177,560	Citibank	11/16/2018	426
USD12,409	BRL46,900	JPMorgan Chase	11/16/2018	(171)
USD8,344	INR623,625	Citibank	11/19/2018	(70)
USD16,362	BRL61,300	Goldman Sachs	11/19/2018	(76)
USD11,380	MXN215,000	Citibank	11/20/2018	832
USD5,412	GBP4,098	Goldman Sachs	11/20/2018	169
GBP4,098	USD5,422	Goldman Sachs	11/20/2018	(179)
USD17,182	GBP13,135	Goldman Sachs	11/28/2018	372
USD17,887	INR1,320,000	Citibank	11/29/2018	101
USD16,433	INR1,209,550	Citibank	12/6/2018	149
USD4,338	EUR3,465	Citibank	12/13/2018	398
USD3,885	EUR3,220	Bank of America, N.A.	12/13/2018	224
USD241	EUR200	Bank of America, N.A.	12/13/2018	13
USD29,047	BRL109,970	Goldman Sachs	1/10/2019	(321)
USD6,096	EUR4,810	Citibank	3/6/2019	584
USD7,017	EUR5,485	Goldman Sachs	3/8/2019	730
USD3,606	EUR2,850	Goldman Sachs	3/8/2019	339
New World Fund — Page 14 of 16

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 10/31/2018 (000)
Purchases (000)	Sales (000)
USD16,632	EUR13,100	JPMorgan Chase	3/15/2019	$1,607
USD4,098	EUR3,225	Goldman Sachs	4/12/2019	390
				$6,300
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $421,667,000, which represented 1.26% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,474,228,000, which represented 7.40% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[5]	Value determined using significant unobservable inputs.
[6]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[7]	Coupon rate may change periodically.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[11]	Step bond; coupon rate may change at a later date.
[12]	Scheduled interest and/or principal payment was not received.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	12/18/2017	$49,120	$44,879.13%

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
CDI = CREST Depository Interest
COP = Colombian pesos
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
INR = Indian rupees
MXN = Mexican pesos
NGN = Nigerian naira
PEN = Peruvian nuevos soles
PHP = Philippine pesos
RUB = Russian rubles
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand
New World Fund — Page 15 of 16

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-036-1218O-S66102	New World Fund — Page 16 of 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of New World Fund, Inc. (the “Fund”), as of October 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

December 13, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the New World Fund, Inc.’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the New World Fund, Inc.’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2018